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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 13, 2004

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-33193 (Commission File No.)	88-0435904 (IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(877) 912-7063
 (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release

ITEM 9.   REGULATION FD DISCLOSURE

Texen Oil and Gas, Inc. announced today that the Editorial Board of Standard and Poor's ("S&P") has approved Texen Oil and Gas for a complete corporate listing and description in Standard and Poor's Corporation Records.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 13, 2004

TEXEN OIL & GAS, INC.
BY:	/s/ Tatiana Golovina
Tatiana Golovina, President, Principal Executive Officer, Secretary/Treasurer, Principal Financial Officer and sole member of the Board of Directors